Portillo’s Provides Business Update Highlighting Development Priorities and Simplification Efforts
Management Updates Guidance and Provides Current Third Quarter SRS Performance

Oak Brook, IL – September 10, 2025 – Portillo’s (NASDAQ: PTLO), the fast-casual restaurant concept known for its menu of Chicago-style favorites, today announced a strategic reset of its development and growth plans to sharpen focus on its core markets, enhance unit economics, and position the company for sustained success.

Michael Osanloo, Portillo’s President and CEO:
“As we advance Portillo’s growth strategy, two priorities stand out. First, driving sustainable traffic through consistent service and value. And second, disciplined development with restaurants designed for strong unit economics, attractive four-wall returns, and efficient capital deployment that will fuel long-term growth.

The initiatives we announced today directly align with these priorities and are anchored by four clear goals:
•Drive transactions by reinforcing value and service.
•Simplify operations, including the discontinuation of our Chicago breakfast pilot.
•Sharpen focus with a more measured pace of new restaurant growth.
•Optimize capital deployment to position Portillo’s for positive free cash flow in 2026.

We are confident in our strategy and our ability to execute. Our team remains fully committed to creating long-term shareholder value while delivering a one-of-a-kind experience for both new and loyal Portillo’s guests.”

Updated Fiscal 2025 Financial Targets

The company expects same-restaurant sales for the third quarter ended September 28, 2025 to be in the range of (2.0%) to (2.5%). This update, as well as the changes in our fiscal year guidance below, reflect an anticipated decline of current trends for the remainder of 2025 given pricing and promotional dynamics within the industry.

Based on current expectations, management has updated financial targets for fiscal 2025 as follows. Any items not updated below remain the same as those provided on August 5, 2025.

	Prior Target	Updated Target
Unit growth	12 new units	8 new units
Same-restaurant sales*	1% to 3%	(1%) to (1.5%)
Revenues**	5% to 7%	$730-733 million
Restaurant-level adjusted EBITDA margin**	22.5% to 23%	21.0% to 21.5%
General and administrative expenses	$78 - $80 million	$72 - $75 million
Pre-opening expenses	$11 - $12 million	Approximately $9 million
Adjusted EBITDA**	Flat to Low single-digits	$94 - $98 million
*Our expected same-restaurant sales for the third quarter ended September 28, 2025, are an estimate based on information available to management as of the date of this release, and are subject to further changes upon completion of the company’s standard quarter end closing procedures.

**We are unable to reconcile the financial target for adjusted EBITDA growth and restaurant-level adjusted EBITDA margin to net income/loss growth and operating income/loss margin, the respective corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. Prior targets for revenues and Adjusted EBITDA represented growth percentages.

Fiscal 2026 Development Outlook
Management expects to open 8 restaurants in fiscal 2026, which includes the company’s first airport location (DFW). The net build cost average for these 8 restaurants is projected to be less than $5 million.

About Portillo’s
Portillo’s (NASDAQ: PTLO) is a one-of-a-kind brand that has grown from a small hot dog trailer in Chicago to more than 90 restaurants across 10 states. Known for its unique menu of craveable Italian beef sandwiches, Chicago-style hot dogs, char-grilled burgers, fresh salads and iconic chocolate cake, Portillo’s is beloved in both its home of Chicagoland and across new and growing markets. Portillo’s operates a company-owned model of not just restaurants – but experience-focused destinations that blend dine-in, drive-thru, takeout and delivery to serve our guests with the food they crave. And now, after six decades of success and counting, Portillo’s is on a mission to bring its iconic food and unforgettable dining experience to guests across the country.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

•risks related to or arising from our organizational structure;
•risks of food-borne illness and food safety and other health concerns about our food;
•risks relating to the economy and financial markets, including in relation to trade and tax policy changes and other macroeconomic uncertainty, including, inflation, fluctuating interest rates, stock market volatility, recession concerns, and other factors;
•the impact of unionization activities of our team members on our reputation, operations and profitability;
•risks associated with our reliance on certain information technology systems, including our new enterprise resource planning system, and potential failures or interruptions;
•risks associated with data, privacy, cyber security and the use and implementation of information technology systems, including our digital ordering and payment platforms for our delivery business;
•risks associated with increased adoption, implementation and use of artificial intelligence technologies across our business;
•the impact of competition, including from our competitors in the restaurant industry or our own restaurants;
•the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees;
•the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs of or ability to open new restaurants, or the sale of food and alcoholic beverages;
•inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline;
•the impact of consumer sentiment and other economic factors on our sales;
•increases in food and other operating costs, tariffs and import taxes, and supply shortages; and

•other risks identified in our filings with the Securities and Exchange Commission (the “SEC”).

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in the Company’s most recent Annual Report on Form 10-K, filed with the SEC. All of the Company’s SEC filings are available on the SEC’s website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Investor Contact:
Chris Brandon, Vice President of Investor Relations
312.931.5578
cbrandon@portillos.com

Media Contact:
Sara Wirth, Director of PR & Communications
press@portillos.com